Exhibit 10 (b)

EXECUTION COPY

          FIRST AMENDMENT dated as of October 2, 2001 (this “Amendment”), among UNITED RENTALS , INC. (“Holdings”). UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”). UNITED RENTALS OF CANADA, INC. (the “Existing Canadian Borrower”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, a Nova Scotia unlimited liability company (the “New Canadian Borrower” and, together with the U.S. Borrower and the Existing Canadian Borrower, the “Borrowers”), the other subsidiaries of Holdings identified on the signature pages hereto, the lenders party hereto, THE CHASE MANHATTAN BANK, as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and THE CHASE MANHATTAN BANK OF CANADA, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

          A.     Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the U.S. Borrower, the Existing Canadian Borrower, the lenders party thereto, the U.S. Administrative Agent and the Canadian Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B.     Holdings and the Borrowers have requested that the Required Lenders and the C $ Revolving Lenders amend certain provisions of the Credit Agreement. The Required Lenders and the C $ Revolving Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. General Amendment to the Credit Agreement. (a) The Credit Agreement (other than Section 9.02(b)) is hereby amended by, except as otherwise provided in Sections 2(d), 2(g) and 4(a) below, deleting the words “the Canadian Borrower” each time they appear in the Credit Agreement and inserting the words “the Canadian Borrowers”, “the applicable Canadian Borrower”, “each Canadian Borrower” or “either Canadian Borrower” in their place, as the context requires.

          (b)  The Credit Agreement is hereby amended by deleting the words “either Borrower” or “either of the Borrowers” each time they appear in the Credit Agreement and inserting the words “any Borrower” in their place.

          SECTION 2.  Amendment to Section 1.01 of the Credit Agreement.  (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“UR Canada” means United Rentals of Canada, Inc., a corporation organized and existing under the laws of Canada.

“UR Nova Scotia (No. 1)” means United Rentals of Nova Scotia (No. 1), ULC, a Nova Scotia unlimited liability company.

“UR Nova Scotia (No. 2)” means United Rentals of Nova Scotia (No. 2), ULC, a Nova Scotia unlimited liability company.

“UR Partnership” means UR Canadian Financing Partnership, a partnership formed under the laws of Nova Scotia.

          (b)     The definition of the term “Canadian Borrower” is hereby deleted and replaced with the following:

               “Canadian Borrowers” means UR Canada and UR Nova Scotia (No. 1).

          (c)     The definition of the term “Canadian Pledge Agreement” is hereby amended by (i) inserting the word “either (a)” immediately following the word “means”, (ii) inserting the words “(other than UR Nova Scotia (No. 1) or UR Nova Scotia (No. 2))” immediately following the words “the Canadian Subsidiary Loan Parties” and (iii) inserting the following at the end thereof:  “or (b) in the case of each of UR Nova Scotia (No. 1) and UR Nova Scotia (No. 2), a pledge agreement in form and substance reasonably satisfactory to the Canadian Collateral Agent”.

          (d)     The definition of the term “Canadian Security Agreement” is hereby amended by (i) inserting the word “either (a)” immediately following the word “means”, (ii) deleting the words “the Canadian Borrower” and inserting in their place the words “UR Canada”, (iii) inserting the words “(other than UR Nova Scotia (No. 1) or UR Nova Scotia (No. 2))” immediately following the words “the Canadian Subsidiary Loan Parties” and (iv) inserting the following at the end thereof:  “or (b) in the case of each of UR Nova Scotia (No. 1) and UR Nova Scotia (No. 2), a security agreement in form and substance reasonably satisfactory to the Canadian Collateral Agent”.

          (e)     The definition of the term “Canadian Subsidiary Guarantee Agreement” is hereby amended by (i) inserting the word “either (a)” immediately following the word “means”, (ii) inserting the words “(other than UR Nova Scotia (No. 1) or UR Nova Scotia (No. 2))” immediately following the words “the Canadian Subsidiary Loan Parties” and (iii) inserting the following at the end thereof: “or (b) in the case of each of UR Nova Scotia (No. 1) and UR Nova Scotia (No. 2), a subsidiary guarantee agreement (which may be a supplement to an existing agreement) in form and substance reasonably satisfactory to the Canadian Collateral Agent”.

          (f)     The definition of the term “Excluded Taxes” is hereby deleted and replaced with the following:

“Excluded Taxes” means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient (including a Participant) of any payment to be made by or on account of any obligation of any Borrower hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient (other than an assignee pursuant to a request by such Borrower under Section 2.19(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender (or such Participant) or such other recipient by or on account of any Borrower hereunder or under any other Loan Document at the time such Foreign Lender (or such Participant) or such other recipient becomes a party (or becomes entitled to any payment with respect) to this Agreement or any other Loan Document (or designates a new lending office), except to the extent that (A) such Foreign Lender (or such Participant) or such other recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Borrower with respect to any withholding tax pursuant to Section 2.17(a), (B) such withholding tax is attributable to the designation of a Subsidiary after the date upon which such Foreign Lender (or such Participant) or such other recipient becomes a party to this Agreement, (C) such withholding tax is imposed on payments made to such Foreign Lender (or such Participant) or such other recipient following a CAM Exchange or (D) such withholding tax is imposed by the United States of America on payments made by the Canadian Borrowers to the C $ Revolving Lenders or (i) is attributable to the failure of such Foreign Lender (or such Participant) or such other recipient to comply with Section 2.17(e).

          (g)     The definition of the term “Existing Revolving Credit Agreement” is hereby amended by deleting the words “the Canadian Borrower” and inserting in their place the words “UR Canada”.

                    SECTION 3. Amendment to Section 2.17 of the Credit Agreement. Section 2.17 of the Credit Agreement is hereby amended by inserting as a new subsection (g) the following:

(g) (i) In the event that any C $ Revolving Lender receives written notice specifying that any withholding tax imposed or proposed by the United States of America on any payment made by any Canadian Borrower to such C $ Revolving Lender (“Withholding Tax”) for which indemnification is provided by this Section 2.17 is an item under consideration in the course of any audit or examination of or other proceeding (“Proceeding”) against such C $ Revolving Lender, such C $Revolving Lender shall promptly inform the Canadian Borrowers thereof and shall permit the Canadian Borrowers to participate in such Proceeding (but only to the extent relating to such Withholding Tax) at the Canadian Borrowers’ option and sole expense; provided, however, that such Lender shall not be required to permit any such participation that such Lender determines in its reasonable discretion would adversely affect such Lender. Notwithstanding anything in this paragraph (g) to the contrary, such C $ Revolving Lender shall have the exclusive right to control the conduct of any such Proceeding.

(ii) The provisions of this paragraph (g) shall apply solely with respect to Proceedings relating to Withholding Taxes and shall have no effect whatsoever on any other rights or obligations of the parties hereto.

                    SECTION 4. Amendment to Section 5.11 of the Credit Agreement. Section 5.11 of the Credit Agreement is hereby amended by (a) deleting the words “the Canadian Borrower” in paragraph (b) thereof and inserting in their place the words “ JR Canada”, (b) inserting the words “made to UR Canada” immediately after the words “C $ Revolving Loans” in paragraph (b) thereof and (c) inserting the following as a new paragraph (e):

(e) The proceeds of C $ Revolving Loans made to UR Nova Scotia (No. 1) will be used by UR Nova Scotia (No. 1) (i) to make a capital contribution to UR Partnership in an amount equal to at least 49% and up to 99% of the principal amount of such Loans, (ii) to make a loan to UR Nova Scotia (No. 2) in an amount equal to 1% of the principal amount of such Loans, (iii) to make one or more loans from time to time to UR Canada in an aggregate amount equal to up to 10% of the principal amount of such Loans and (iv) to make one or more loans from time to time to one or more subsidiaries of the U.S. Borrower that are Loan Parties (other than UR Canada) in an aggregate amount equal to up to 50% of the principal amount of such Loans. The U.S. Borrower will cause UR Nova Scotia (No. 2) to use the proceeds received by it pursuant to this paragraph to make a capital contribution to UR Partnership in an amount equal to such proceeds. UR Nova Scotia (No. 1) will cause UR Partnership to use the proceeds received by it pursuant to this paragraph to make a loan to UR Canada in an amount equal to such proceeds. The proceeds received by UR Canada pursuant to this paragraph shall be used (i) to the extent that UR Canada has any indebtedness outstanding and owing to the U.S. Borrower on the date such proceeds are received, to repay or prepay such indebtedness, and (ii) to the extent such proceeds are not applied pursuant to the foregoing clause (i), for general corporate purposes, including repayment of indebtedness, acquisitions, investments, loans, purchases of Equity Interests and other payments permitted under this Agreement. The proceeds received by any subsidiary of the U.S. Borrower pursuant to clause (iv) of the first sentence of this paragraph (e) shall be used for general corporate purposes, including repayment of indebtedness, acquisitions, investments, loans, purchases of Equity Interests and other payments permitted under this Agreement.

                    SECTION 5. Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by inserting as a new Section 6.14 the following:

SECTION 6.14. Activities of Certain Loan Parties. None of UR Nova Scotia (No. 1), UR Nova Scotia (No. 2) or UR Partnership shall engage in any activities other than the performance of its obligations under the Loan Documents (including the activities referred to in Section 5.11), the entering into as lessee, and performance of its obligations under, an operating lease with respect to the office space to be used by it, the making of investments permitted by this Agreement on Loan Parties with its income and activities reasonably incidental to the foregoing.

                    SECTION 6. Amendment to the Canadian Security Documents. Each Canadian Subsidiary Guarantee Agreement is hereby amended by deleting the words “Guaranteed Obligations” each time they appear therein and inserting the word “Liabilities” in their place. Each Canadian Security Agreement and the Canadian Pledge Agreement are each hereby amended by deleting the word “Obligations” each time it appears therein and inserting the word “Liabilities” in its place. The Hypothec on Moveables dated as of April 19, 2001, by the Existing Canadian Borrower in favor of the Canadian Collateral Agent is hereby amended by deleting the word “Obligations” each time it appears therein and inserting the word “Liabilities” in its place.

                    SECTION 7. Waivers. Each of the parties hereto hereby waives, for purposes of increasing the C $ Revolving Commitments under Section 2. 24 of the Credit Agreement on or prior to November 1, 2001, (a) the requirement under Section 2.24(a) of the Credit Agreement that the C $ Commitment Increase Notice be given at least ten Business Days prior to the beginning of the next Fiscal Quarter and (b) the requirement Under Section 2.24(d) of the Credit Agreement that any increase in the C $ Revolving Commitments be made on, and be effective as of, the first day of a Fiscal Quarter.

                    SECTION 8. The Credit Agreement. The New Canadian Borrower by its signature below becomes a Canadian Borrower under the Credit Agreement with the same force and effect as if originally named therein as a Canadian Borrower and the New Canadian Borrower hereby (i) agrees to all the terms and provisions of the Credit Agreement, as amended by this Amendment, applicable to it as a Canadian Borrower thereunder and (ii) represents and warrants that the representations and warranties made by it as a Canadian Borrower thereunder are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The New Canadian Borrower acknowledges receipt of a true and correct copy of the Credit Agreement.

                    SECTION 9. Representations, Warranties and Agreements. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

          (a)     The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date.

          (b)     Each of Holdings and the Borrowers has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended bythis Amendment.

          (c)     The execution, delivery and performance by each of Holdings and the Borrowers of this Amendment and the performance by each of Holdings and the Borrowers of the Credit Agreement, as amended by this Amendment, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings or any Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any Subsidiary or its assets that is material to Holdings and its Subsidiaries, taken as a whole, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings or any Subsidiary, except Liens created under the Loan Documents.

          (d)     This Amendment has been duly executed and delivered by each of Holdings and the Borrowers. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) As of the Amendment Effective Date, no Default has occurred and is continuing.

                    SECTION 10.  Conditions to Effectiveness. This amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):

          (a)     The Administrative Agents shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrowers, the Administrative Agents, the Required Lenders and all the C $ Revolving Lenders.

          (b)     The U.S. Administrative Agent shall have received a favorable written opinion (addressed to the Agents and the Lenders and dated the Amendment Effective Date) of each of (i) Macleod Dixon, Canadian counsel for UR Nova Scotia (No. 1), UR Nova Scotia (No. 2) and UR Partnership, (ii) Oscar D. Folger, Esq., counsel for the Loan Parties, and (iii) Weil, Gotshal & Manges LLP, U.S. counsel for Holdings and the U.S. Borrower, in each case in a form satisfactory to the U.S. Administrative Agent and covering such matters relating to UR Nova Scotia (No.1), UR Nova Scotia (No. 2), UR Partnership or this Amendment as the Agents shall reasonably request. Each of Holdings and the Borrowers hereby request such counsel to deliver such opinions.

          (c)     The U.S. Administrative Agent shall have received such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of UR Nova Scotia (No. 1), UR Nova Scotia (No. 2) and UR Partnership, the authorisation of this Amendment and any other legal matters relating to UR Nova Scotia (No. 1), UR Nova Scotia (No. 2) or UR Partnership, all in form and substance satisfactory to the U.S. Administrative Agent and its counsel.

          (d)     The U.S. Administrative Agent shall have received a certificate, in a form reasonably acceptable to the U.S. Administrative Agent, dated the Amendment Effective Date and signed by the Chief Executive Officer, the President, a Vice President or a

Financial Officer of Holdings and the U.S. Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

          (e)     The Canadian Collateral Agent shall have received in certificated form, along with a stock power executed in blank, (i) from UR Nova Scotia (No. 1), 64%, and from UR Nova Scotia (No.2), 1% of the outstanding voting Equity Interests of UR Partnership and (ii) from the U.S. Borrower, all outstanding Equity Interests of each of UR Nova Scotia (No. 1) and UR Nova Scotia (No. 2).

          (f)     The Canadian Collateral Agent shall have received from UR Nova Scotia (No. 1) a counterpart of each of (i) a subsidiary guarantee agreement guaranteeing the Obligations of UR Canada and the U.S. Borrower, (i) a pledge agreement securing all Obligations under the Credit Agreement and (iii) a Security agreement securing all Obligations under the Credit Agreement, in each case in form and substance satisfactory to the Canadian Collateral Agent and duly executed and delivered on behalf of UR Nova Scotia (No. 1).

          (g)     The Canadian Collateral Agent shall have received from UR Nova Scotia (No. 2) a counterpart of each of (i) a subsidiary guarantee agreement guaranteeing all Obligations under the Credit Agreement, (ii) a pledge agreement securing all Obligations under the Credit Agreement and (iii) a security agreement securing all Obligations under the Credit Agreement, in each case in form and substance satisfactory to the Canadian Collateral Agent and duly executed and delivered on behalf of UR Nova Scotia (No. 2).

          (h)     The Canadian Collateral Agent shall have received from UR Partnership a counterpart of each of (i) the Canadian Subsidiary Guarantee Agreement, (ii) the Canadian Pledge Agreement and (iii) the Canadian Security Agreement, in each case duly executed and delivered on behalf of UR Partnership.

          (i)     The Administrative Agents shall have received copies of, and shall be reasonably satisfied with the form of, all documentation in respect of the intercompany loans contemplated by Section 5.11 of the Credit Agreement (as amended hereby).

          (j)     The Administrative Agents shall have received all amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents).

          (k)     The applicable Collateral Agent shall have received from each Loan Party that is anticipated to make any loan to any Subsidiary of Holdings as contemplated by Section 5.11 of the Credit Agreement (as amended hereby) a promissory note (in form and substance reasonably satisfactory to such Collateral Agent), along with a note power executed in blank, representing each such loan.

                    SECTION 11. Acknowledgment. Each of the parties hereto acknowledges and agrees that no Canadian Subsidiary Loan Party (other than UR novaScotia (No. 2)) has any obligation to guarantee any of the Obligations of UR Nova Scotia (No. 3) under the Credit Agreement.

                    SECTION 12. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

                    SECTION 13. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT SECTION 6 OF THIS AMENDMENT, AS TO ANY LOAN

DOCUMENT REFERRED TO THEREIN, SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION
GOVERNING SUCH LOAN DOCUMENT.

                    SECTION 14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 15. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents.

                    IN WITNESS whereof, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written (except with respect to UR Nova Scotia (No. 1), which caused this Amendment to be duly executed by its authorized officer as of October 16, 2001).

UNITED RENTALS INC.,

by:	/s/ UNITED RENTALS INC.

Name:
Title:

UNITED RENTALS (NORTH AMERICA), INC.,

by:	/s/ UNITED RENTALS (NORTH AMERICA), INC.

Name:
Title:

UNITED RENTALS OF CANADA, INC.,

by:	/s/ UNITED RENTALS OF CANADA, INC.

Name:
Title:

UNITED RENTALS OF NOVA SCOTIA (N0.1), ULC.,

by:	/s/ UNITED RENTALS OF NOVA SCOTIA (N0.1), ULC.

Name:
Title:

THE CHASE MANHATTAN BANK, INDIVIDUALLY AND AS U.S. ADMINISTRATIVE AGENT,

by:	/s/ THE CHASE MANHATTAN BANK

Name:
Title:

THE CHASE MANHATTAN BANK OF CANADA, AS AGENT,

by:	/s/ THE CHASE MANHATTAN BANK OF CANADA

Name:
Title: